SEGALL BRYANT & HAMILL SMALL CAP CORE FUND Retail Class: SBHCX; Institutional Class: SBASX
Summary Prospectus	May 1, 2022

Before you invest, you may want to review the Segall Bryant & Hamill Small Cap Core Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at https://www.sbhfunds.com/literature/. You can also get this information at no cost by calling (800) 392-2673, or by contacting your financial intermediary. You may get this information at no cost by sending an email request to Fulfillment@ultimusfundsolutions.com. The Fund’s prospectus and statement of additional information, each dated May 1, 2022, along with the Fund’s most recent annual report dated December 31, 2021, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class		Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)		$12.00		—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Other Expenses		0.55%		0.30%
Shareholder Service Fee(1)	0.25%		0.03%
All Other Expenses	0.30%		0.27%
Total Annual Fund Operating Expenses		1.35%		1.10%
Fee Waivers and/or Expense Reimbursements		(0.21)%(2)		(0.11)%(2)
Total Annual Fund Operations Expenses After Fee Waivers and/or Expense Reimbursements		1.14%(2)		0.99%(2)

(1)      The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)   Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2023, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the three-year, five-year, and ten-year periods.

SEGALL BRYANT & HAMILL SMALL CAP CORE FUND
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$116	$407	$719	$1,606
Institutional Class	$101	$339	$596	$1,330

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies of the Fund

•      Under normal the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in small-cap companies. The Fund currently considers “small-capitalization companies” to be those included in, or similar in size to, those included in its benchmark index, the Russell 2000® Index, at the time of purchase. As of February 28, 2022, the benchmark capitalization range was $30 million to $11.8 billion. As of February 28, 2022, the weighted average market capitalization of the benchmark index was approximately $3.2 billion as compared to approximately $6.6 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.

•      The Fund is not limited to the stocks included in the Russell 2000® Index. With respect to portfolio structure, the Adviser maintains exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The Adviser maintains guidelines to monitor this variance.

•      The investment process used by the Fund’s Adviser is driven by a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment. The Adviser searches for companies it believes are attractively priced relative to historical valuation, peer groups, and the market, concentrating most on cash flow capability over time.

•      The team also considers a company’s environmental, social, and corporate governance (ESG) practices within its investment processes. Specifically, the team evaluates the materiality of ESG exposures for companies in the strategy universe, benchmarks exposures against industry peers, and lastly integrates exposures into the team’s valuation process.

•      The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

•      Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

•      Small Company Risk: The Fund is subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small companies in which the Fund may invest typically lack the financial resources, product diversification, and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Small companies may be more thinly-traded than larger, more established companies.

•      Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global

SEGALL BRYANT & HAMILL SMALL CAP CORE FUND

events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

•      Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

•      Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

•      Industrial Sector Risk: The Fund may invest a portion of its assets in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities.

•      ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

•      COVID-19 Risks: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Bar Chart and Performance Table

For periods prior to December 31, 2019, the performance shown below is for the Lower Wacker Small Cap Investment Fund, LLC, an unregistered limited partnership managed by the portfolio managers of the Segall Bryant & Hamill Small Cap Core Fund (the “Small Cap Core Predecessor Fund”). The Small Cap Core Predecessor Fund was reorganized into the Institutional Class shares on December 31, 2019, the date that the Segall Bryant & Hamill Small Cap Core Fund commenced operations. The Segall Bryant & Hamill Small Cap Core Fund has been managed in the same style since the Small Cap Core Predecessor Fund’s inception on December 15, 2003. The Segall Bryant & Hamill Small Cap Core Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the Small Cap Core Predecessor Fund’s investment goals, policies, guidelines and restrictions. The Small Cap Core Predecessor Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charged when the Segall Bryant & Hamill Small Cap Core Fund was a limited partnership. The Small Cap Core Predecessor Fund’s performance is net of management fees and other expenses. From its inception on December 15, 2003, through December 31, 2019, the Small Cap Core Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Segall Bryant & Hamill Small Cap Core Fund’s performance.

The Segall Bryant & Hamill Small Cap Core Fund’s past performance (including the Small Cap Core Predecessor Fund), before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

SEGALL BRYANT & HAMILL SMALL CAP CORE FUND

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 12/31/2020 24.17%	Lowest Quarterly Return: 3/31/2020 (23.70)%

Average Annual Total Returns (for the Periods Ended December 31, 2021)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Small Cap Core Fund	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	23.48%	16.03%	13.43%
Return After Taxes on Distributions	18.13%	15.01%	12.93%
Return After Taxes on Distribution and Sale of Fund Shares	16.48%	12.80%	11.24%
Retail Class*
Return Before Taxes	23.26%	15.85%	13.26%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	14.82%	12.02%	13.23%

*    Retail Class started on December 31, 2019. The 5-year and 10-year performance figures for Retail Class include the performance for Institutional Class for the periods prior to the start date of Retail Class, adjusted for the difference in Retail Class and Institutional Class expenses. Retail Class imposes higher expenses than Institutional Class.

SEGALL BRYANT & HAMILL SMALL CAP CORE FUND

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Jeffrey C. Paulis, CFA Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 31, 2019*
Mark T. Dickherber, CFA, CPA Director of Small Cap Strategies – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	December 31, 2019*

*    The Fund’s inception date is December 31, 2019, however Mr. Paulis began managing the Small Cap Core Predecessor Fund on October 1, 2017, and Mr. Dickherber began managing the Small Cap Core Predecessor Fund on July 1, 2013.

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.